UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                   -----------

     Date of Report (Date of earliest event reported): March 10, 2006


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
--------------------------------------                            ----------
(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Effective March 10, 2006, the Human Resources and Compensation Committee (the "Compensation Committee") of the Board of Directors of Conseco, Inc. (the "Company") approved payment of increased salaries to the following named executive officers of the Company after a review of their performance and competitive market data:

                                                         2005                      New
         Name and Position                            Base Salary                 Salary
         -----------------                            -----------                 ------
         James E. Hohmann                              $450,000                  $475,000
         Executive Vice President and
         Chief Administrative Officer

         John R. Kline                                  275,000                   281,875
         Senior Vice President and
         Chief Accounting Officer

No changes were made to the base salaries of the Company's other named executive officers.

     The Compensation Committee also certified, effective March 10, 2006 except as otherwise noted below, the bonus payments to be made in March 2006 to the named executive officers pursuant to the Company's 2005 Pay for Performance Incentive Plan (the "Plan") in accordance with the performance-based targets previously established under the Plan for each of the named executive officers:

                                                Bonus Payable for
         Name and Position                      2005 Performance
         -----------------                      ----------------
         William S. Kirsch                       $1,466,380 (1)
         President and Chief
         Executive Officer

         Eugene M. Bullis                           967,850 (2)
         Executive Vice President
         and Chief Financial Officer

         James E. Hohmann                           620,888
         Executive Vice President and
         Chief Administrative Officer

         Eric R. Johnson                            882,833 (3)
         President 40/86
         Advisors, Inc.

         John R. Kline                              294,319
         Senior Vice President and
         Chief Accounting Officer

         ---------------
         (1)  Effective March 14, 2006.
         (2) Includes a bonus of $200,000, the payment of which was accelerated pursuant to the terms of his Employment Agreement, for achieving targeted expense reductions.
         (3) Includes a bonus of $158,333, the payment of which was accelerated pursuant to the terms of his Employment Agreement, for achieving targeted improvements in investment return and quality.

     The Company will provide additional information with respect to compensation of the named executive officers in the proxy statement for the Company's annual meeting of shareholders. The proxy statement is expected to be filed with the Securities and Exchange Commission in April 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

March 16, 2006
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer